Mezzanine Equity (Notes)	12 Months Ended
Dec. 31, 2018
Temporary Equity Disclosure [Abstract]
Mezzanine equity
Mezzanine equity

Mezzanine equity represents the USD equivalent of 100 shares of Series A Cumulative Redeemable Perpetual Preferred Stock (the "Series A Preferred Shares") of our subsidiary Pinewood issued in June 2018 to an unaffiliated third party investor (the "Investor") in the amount of JPY1,854,900,000 equivalent to $16,875, plus accrued dividend as of December 31, 2018 of JPY13,792,325 equivalent to $123. These shares were issued as part payment of the cost of the vessel Pedhoulas Cedrus owned by Pinewood.

Such shares have preference over shares of common stock of Pinewood with respect to distributions by, and liquidation of, Pinewood. The Series A Preferred Shares do not entitle the Investor to any voting rights (other than in limited circumstances in the case of certain events of default under the terms of their issuance), and they may be redeemed at the option of Pinewood at any time or at the option of the Investor upon the third anniversary of the issuance date. Such option to redeem the Series A Preferred Shares by the Investor meets the criteria for classification as mezzanine equity. The Investor is entitled to a dividend of 2.95% p.a. from the Series A Preferred Shares. The declaration of such dividend is subject to the discretion of Pinewood's board of directors and dividends accrue and cumulate irrespective of such declaration. The Investor is entitled to nominate one director to the board of Pinewood, representing a minority of Pinewood’s board of directors.

The payment due upon liquidation to the Investor of Series A Preferred Shares is fixed at the redemption preference of JPY1,854,900,000 plus accumulated and unpaid dividends to the date of liquidation. The liquidation price of the Series A Preferred Shares as of December 31, 2018 was JPY1,868,692,325, equivalent to $16,984.